UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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APPLERA CORPORATION
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June 17, 2008

850 Lincoln Centre Drive
Foster City, CA 94404 U.S.A.
T 650.570.6667 F 650.572.2743
www.appliedbiosystems.com

Dear Customer:

We are very excited to announce the definitive merger agreement between Applied Biosystems and Invitrogen. We believe that there will be tremendous value created for our customers by bringing our two companies together and wanted to give you a perspective on the transaction and our plans moving forward.

Invitrogen is a premier provider of products and services that support academic and government research institutions, as well as pharmaceutical and biotech companies worldwide, in their efforts to improve the human condition.  Additionally, Invitrogen provides essential life science technologies for disease research, drug discovery, and commercial bioproduction.  Invitrogen’s research and development efforts are focused on breakthrough innovations in all major areas of biological discovery including functional genomics, proteomics, stem cells, cell therapy, and cell biology — placing Invitrogen’s products in nearly every major laboratory in the world.

We feel that Applied Biosystems and Invitrogen are very complementary companies. The combined company will have significant R&D investments supported by a strong culture of innovation.  In addition, Applied Biosystems and Invitrogen have highly recognizable brands in core structural and functional genomic product areas, as well as foundational tools such as transfection reagents, antibodies, fluorescent technologies, and cell culture reagents.  These products, along with Applied Biosystems comprehensive systems capabilities in genomics, proteomics, small molecule, and forensics will serve as the basis for developing new high-performance workflow solutions for our customers in all market segments.  Applied Biosystems and Invitrogen will also be well positioned to compete in several rapidly growing areas such as next generation sequencing (NGS), applied and emerging markets, and cell biology.

The combined company will be called Applied Biosystems. We believe that this name best describes the company that we hope to build—a systems company in the biological sciences focused on taking innovative technologies from the research lab to commercial application. The valuable Invitrogen brand will be retained for specific consumables product lines. Applied Biosystems will also continue to invest in new innovative mass spectrometry technologies with our key partner, MDS Analytical Technologies (Sciex brand), as well. We will update you in a timely manner as additional product-related decisions are made.

Our intention is to integrate the two companies quickly once the transaction has closed, while ensuring a high level of service for our customers. The transaction is targeted to close in the Fall of 2008.  As we work through the transaction details, we will continue to operate in a “business as usual” manner.  During this time, please continue to communicate directly with your respective contacts at Applied Biosystems and Invitrogen.

Our customers are critical to the success of both corporations.  We look forward to building an even stronger relationship with you in the future.

Sincerely,

Mark Stevenson

President and Chief Operating Officer

Applied Biosystems

June 17, 2008

850 Lincoln Centre Drive
Foster City, CA 94404 U.S.A.
T 650.570.6667 F 650.572.2743
www.appliedbiosystems.com

Dear Mass Spectrometry Customer:

Recently, we announced the definitive merger agreement between Applied Biosystems and Invitrogen.  We are very enthusiastic about the prospects of combining our core instrument systems and services portfolio with Invitrogen’s consumables expertise.

As was referenced in the initial investor call, mass spectrometry has been a vital aspect of Applied Biosystems business. With our joint venture partner, MDS Analytical Technologies, we have delivered some of the most advanced technological mass spectrometry solutions in the industry. The advances in our API and QTRAP platforms, breakthroughs in software tools like Cliquid and Protein Pilot, and development of innovative iTRAQ chemistries demonstrate our continued commitment to the science. Most importantly, they reinforce our commitment to addressing the needs of our academic, pharmaceutical, clinical research, food safety and other customers around the world. We have invested, and will continue to invest, significant resources in this innovative business by developing compelling customer solutions, applications and workflows.

The initial feedback from our key customers has been very positive. Many customers have communicated that the combination of Applied Biosystems and Invitrogen makes a lot of sense for their business. Pharmaceutical, academic and other customers globally desire to align with suppliers that can —

•                         Deliver best-in-class technology supported by superior field service engineers and application scientists.

•                         Eliminate unnecessary supply chain costs and reduce the total cost of ownership.

We are confident that the new company will be well-positioned to have a significant impact on these technology and business requirements going forward.

Mass spectrometry continues to be a healthy and strategic part of the Applied Biosystems portfolio of businesses. We are very pleased with the exceptional relationship developed with our valued customers coupled with the strength of our 20 year partnership with MDS Analytical Technologies (Sciex brand). We look forward to a very promising future as Applied Biosystems and Invitrogen combine into a single company dedicated to delivering new biotechnology tools and solutions to the life sciences.

As mentioned previously, our intention is to integrate the two companies quickly once the transaction closes, while ensuring a high level of service for our customers. The transaction is targeted to close in the Fall of 2008.  As we work through the transaction details, we will continue to operate in a “business as usual” manner.  During this time, please continue to communicate directly with your respective contacts at Applied Biosystems and Invitrogen.

Our customers are critical to the success of both corporations.  We look forward to building an even stronger relationship with you in the future.

Sincerely,

Mark Stevenson

President and Chief Operating Officer

Applied Biosystems

Frequently Asked Questions
for Customers

•  Why is the Applied Biosystems and Invitrogen combination so compelling?

•  When will the transaction close?

•  How will our relationship be impacted by this transaction? Can I expect the same level of attention?

•  What will change in the way we do business?

•  Who will be my main point of contact?

Why is the Applied Biosystems and Invitrogen combination so compelling?

This combination is highly complementary with best-in-class technologies.  It provides an excellent opportunity to create high value, integrated work flow solutions for customers, as well as a platform for expansion into new high-growth markets. This will create a global leader in biotechnology reagents and systems with significant commercial, operational, and technical scale, ideally positioned to accelerate and drive new discoveries and commercial applications in the life sciences field.

The combined company will have significant R&D investments supported by a strong culture of innovation.  In addition, Applied Biosystems and Invitrogen have highly recognizable brands in core structural and functional genomic product areas, as well as foundational tools such as transfection reagents, antibodies, fluorescent technologies, and cell culture reagents. These products, along with Applied Biosystems’ systems integration capabilities, will serve as the basis for developing new high-performance workflow solutions for customers.

When will the transaction close?

The transaction is targeted to close in the Fall of 2008.  As we work through the transaction details, we will continue to operate in a “business as usual” manner.  During this time, please continue to communicate directly with your respective contacts at Applied Biosystems and Invitrogen.

How will our relationship be impacted by this transaction? Can I expect the same level of attention?

Applied Biosystems recognizes and appreciates the importance of customer relationships, and is fully committed to building and enhancing these relationships both now and in the future. Delivering the highest level of customer service and support is a top priority. This transaction allows both companies to extend their service network and to serve their customers better.

What will change in the way we do business?

Until the transaction closes, both companies will operate independently in a ‘business as usual’ manner. Going forward, we are dedicated to delivering the highest level of support and service available in the industry and will leverage new opportunities to address the unmet needs of our customers.

Who will be my main point of contact?

Until further notice, you will continue to interact with your current sales, support, field and customer service. If changes occur after the transaction is completed, we will update you in a timely manner.

Frequently Asked Questions for
Suppliers & Vendors

•  Why is this combination so compelling?

•  When will the transaction close?

•  Who will be issuing Purchase Orders (POs) to us?

•  Where do I submit my invoices or contact for payment questions?

•  Will the product shipping location change?

•  Will I continue to access the “JIT/PAC forecast” via the Applied Biosystems supplier portal?

•  What impact will there be to my contractual arrangement with Applied Biosystems?

•  Will existing purchase arrangements continue to be honored?

•  Do I need to change how I conduct business with Applied Biosystems?

•  Who will be my main point of contact at Applied Biosystems?

Why is this combination so compelling?

This combination is highly complementary with best-in-class technologies.  It provides an excellent opportunity to create high value, integrated work flow solutions for customers, as well as a platform for expansion into new high-growth markets. This will create a global leader in biotechnology reagents and systems with significant commercial, operational, and technical scale, ideally positioned to accelerate and drive new discoveries and commercial applications in the life sciences field.

The combined company will have significant R&D investments supported by a strong culture of innovation.  In addition, Applied Biosystems and Invitrogen have highly recognizable brands in core structural and functional genomic product areas, as well as foundational tools such as transfection reagents, antibodies, fluorescent technologies, and cell culture reagents. These products, along with Applied Biosystems’ systems integration capabilities, will serve as the basis for developing new high-performance workflow solutions for customers.

When will the transaction close?
The transaction is targeted to close in the Fall of 2008.  As we work through the transaction details, we will continue to operate in a “business as usual” manner.  During this time, please continue to communicate directly with your respective contacts at Applied Biosystems and Invitrogen.

Who will be issuing Purchase Orders (POs) to us?

You will continue to receive your POs from the Applied Biosystems Purchasing team.

Where do I submit my invoices or contact for payment questions?

You will continue to submit your invoices to Applied Biosystems, and contact Applied Biosystems’s Accounts Payable organization with any questions.

Will the product shipping location change?

Continue to ship product to the shipping location identified on the purchase order. If there is a change to this location, you will be promptly notified.

Will I continue to access the “JIT/PAC forecast” via the Applied Biosystems supplier portal?

If you currently participate in the Applied Biosystems JIT/PAC program this process will not change. If there is a change in the program you will be notified promptly.

What impact will there be to my contractual arrangement with Applied Biosystems?

There will be no immediate changes to your contractual arrangement with Applied Biosystems.

Will existing purchase arrangements continue to be honored?

Yes, we will continue to honor existing agreements.

Do I need to change how I conduct business with Applied Biosystems?

Continue to interact with your current Applied Biosystems representative.

Who will be my main point of contact at Applied Biosystems?

Until further notice, your current point of contact will remain the same to ensure that our working relationship remains strong.  As changes occur post-transaction, we will communicate them in a timely manner.

* * *

FORWARD LOOKING STATEMENTS

Some statements made by Applera Corporation (the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.